UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2022

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange

Warrants	SKIL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On June 12, 2022, Skillsoft Corp., a Delaware corporation (“Skillsoft”), entered into a Stock Purchase Agreement, (the “Purchase Agreement”), by and among Skillsoft, Skillsoft (US) Corporation, a Delaware corporation (“Seller”), Amber Holding Inc., a Delaware corporation (the “Company”), and Cornerstone OnDemand, Inc., a Delaware corporation (“Buyer”), pursuant to which, subject to the terms and conditions set forth therein, Seller has agreed to sell, convey, assign, transfer and deliver to Buyer, and Buyer has agreed to purchase, acquire and accept from Seller, all of Seller’s right, title and interest in and to one hundred percent (100%) of the outstanding shares of capital stock of the Company (the “Transaction”).

At the closing of the Transaction, Buyer will pay to Skillsoft an amount in cash equal to $200,000,000, which amount is subject to customary adjustments as set forth in the Purchase Agreement, including adjustments based on the working capital, cash and indebtedness of the Company and its direct and indirect subsidiaries (collectively, the “Transferred Companies”) as of the closing date.

The consummation of the Transaction is subject to certain conditions, including: (i) the expiration or termination of the applicable waiting period under the HSR Act; (ii) the absence of any law or order prohibiting the consummation of the Transaction; (iii) the representations and warranties of Skillsoft, Seller and Buyer being true and correct, subject to the materiality standards contained in the Purchase Agreement; (iv) Skillsoft, Seller and Buyer having complied in all material respects with their respective obligations under the Purchase Agreement; and (v) Skillsoft, Seller and Buyer having executed and delivered their respective closing deliveries under the Purchase Agreement. The consummation of the Transaction is not conditioned on Buyer obtaining financing.

The Purchase Agreement contains customary representations and warranties made by each of Skillsoft, Seller and Buyer, and also contains customary pre-closing covenants, including, among others, covenants (i) by Skillsoft and Seller to operate the business of the Transferred Companies in the ordinary course of business consistent with past practice and to refrain from taking certain actions without Buyer’s consent; (ii) by Skillsoft and Seller not to solicit or enter into certain alternative strategic transactions; (iii) by both Skillsoft and Buyer not to solicit or hire employees of the business of the Transferred Companies (in the case of Skillsoft) or certain employees of Skillsoft’s retained business (in the case of Buyer) for a period of two (2) years following the closing date, subject to certain exceptions contained in the Purchase Agreement; (iv) by Skillsoft not to compete with the business of the Transferred Companies as of the closing date for a period of up to three (3) years following the closing date, subject to certain exceptions contained in the Purchase Agreement; and (v) by both Skillsoft and Buyer to use reasonable best efforts to obtain consents, authorizations, orders or approvals of all governmental authorities necessary to consummate the Transaction, and by Buyer to take any and all actions that are necessary or reasonably advisable to avoid or eliminate each and every impediment under the HSR Act to consummate the Transaction as expeditiously as possible, including certain enumerated regulatory actions contained in the Purchase Agreement, provided that neither Buyer nor any of its affiliates will be required to take or agree or commit to taking any regulatory action (A) involving the Transferred Companies if such actions, individually or in the aggregate, would reasonably be expected to (x) result in a loss of a material amount of revenue of the Transferred Companies, taken as a whole, or (y) result in a material loss in the value of the business of the Transferred Companies, taken as a whole, or (B) involving the businesses of Buyer or its affiliates, and provided further that Skillsoft and Seller will not take or agree to commit certain enumerated regulatory actions contained in the Purchase Agreement.

Buyer has obtained representation and warranty insurance, subject to exclusions, policy limits and certain other terms and conditions, to obtain coverage for losses that may result from a breach of certain representations and warranties made by Skillsoft and Seller in the Purchase Agreement.

The Purchase Agreement may be terminated under certain circumstances, including (i) by mutual agreement; (ii) by Skillsoft or Buyer if the Transaction is not consummated on or before the date that is one hundred five (105) days from the date of the Purchase Agreement (the “End Date”), provided that the End Date may be extended upon the mutual agreement of Skillsoft and Buyer; (iii) by Skillsoft or Buyer if there is any final, non-appealable injunction prohibiting the Transaction; and (iv) by either Skillsoft or Buyer if there is an uncured breach by the other party of any of its covenants or representations in the Purchase Agreement that would result in the failure of a closing condition.

In connection with the closing of the Transaction, the parties to the Agreement will enter into certain other agreements, including a transition services agreement pursuant to which each of Seller and Buyer will provide the other party with certain transition services for a limited period following the closing.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Skillsoft, Seller, the Transferred Companies or Buyer, their respective affiliates or their respective businesses. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and are qualified by information in confidential disclosure schedules provided by Skillsoft, Seller and Buyer in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between Skillsoft and Buyer rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Skillsoft’s public disclosures. Accordingly, the representations and warranties in the Purchase Agreement should not be relied upon as characterizations of the actual state of facts about Skillsoft or Buyer.

Item 8.01 Other Events.

On June 13, 2022, Skillsoft issued a press release announcing entry into the Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook (including bookings, adjusted revenue, and adjusted EBITDA), our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” “goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events, and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	our ability to realize the benefits expected from the business combination between Skillsoft, Churchill Capital Corp. II, and Global Knowledge, and other recent transactions, including our acquisitions of Pluma and Codecademy;
•	the impact of U.S. and worldwide economic trends, financial market conditions, geopolitical events, natural disasters, climate change, public health crises, the ongoing COVID-19 pandemic (including any variant), political crises, or other catastrophic events on our business, liquidity, financial condition and results of operations;
•	our ability to attract and retain key employees and qualified technical and sales personnel;
•	our reliance on third parties to provide us with learning content, subject matter expertise, and content productions and the impact on our business if our relationships with these third parties are terminated;
•	fluctuations in our future operating results;
•	our ability to successfully identify, consummate, and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;
•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;

•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;
•	our ability to market existing products and develop new products;
•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;
•	future regulatory, judicial, and legislative changes in our industry;
•	our ability to comply with laws and regulations applicable to our business;
•	a failure to achieve and maintain effective internal control over financial reporting;
•	fluctuations in foreign currency exchange rates;
•	our ability to protect or obtain intellectual property rights;
•	our ability to raise additional capital;
•	the impact of our indebtedness on our financial position and operating flexibility;
•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;
•	our ability to successfully defend ourselves in legal proceedings; and
•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results or performance to differ materially from any forward-looking statements regarding the Transaction include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the Transaction;
•	occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction;
•	the possibility that the consummation of the Transaction is delayed or does not occur, including as a result of the failure to satisfy one or more closing conditions;
•	the possibility that COVID-19 may hinder our ability to consummate the Transaction;
•	our ability to realize the benefits from the Transaction;
•	risks that the Transaction and other transactions contemplated by the Purchase Agreement disrupt current plans and operations that may harm the parties’ current businesses;
•	the amount of any costs, fees, expenses, impairments, and charges related to the Transaction; and
•	uncertainty as to the effects of the announcement or pendency of the Transaction on our share price and/or on the parties’ respective financial performance.

The foregoing lists of factors are not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed with the SEC on April 18, 2022, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data, and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties, and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit Number	Description
2.1*	Stock Purchase Agreement, dated as of June 12, 2022, by and among Skillsoft Corp., Skillsoft (US) Corporation, Amber Holding Inc., and Cornerstone OnDemand, Inc.
99.1	Joint Press Release, dated June 13, 2022

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2022

SKILLSOFT CORP.

By:	/s/ Gary W. Ferrera
Gary W. Ferrera
Chief Financial Officer